Taubman Centers, Inc.	T 248.258.6800
200 East Long Lake Road	www.taubman.com
Suite 300
Bloomfield Hills, Michigan
48304-2324

CONTACT:

Barbara Baker
Taubman, Vice President,
Corporate Affairs & Investor Relations
248-258-7367
bbaker@taubman.com

FOR IMMEDIATE RELEASE

TAUBMAN CENTERS ISSUES THIRD QUARTER RESULTS

•	Funds From Operations, Average Rents, Occupancy, and Leased Space Up

•	Net Operating Income (NOI) Excluding Lease Cancellation Income Up 3.2%

•	Share Repurchase Program Commences

BLOOMFIELD HILLS, Mich., October 24, 2013 - - Taubman Centers, Inc. (NYSE: TCO) today reported financial results for the third quarter of 2013.

	September 30, 2013 Three Months Ended	September 30, 2012 Three Months Ended	September 30, 2013 Nine Months Ended	September 30, 2012 Nine Months Ended
Net income allocable to common shareholders (EPS) per diluted share Growth rate	$0.38 8.6%	$0.35	$1.09 18.5%	$0.92
Funds from Operations (FFO) per diluted share Growth rate	$0.89 12.7%	$0.79	$2.53 11.9%	$2.26
Adjusted Funds from Operations (Adjusted FFO) per diluted share(1) Growth rate	$0.89 3.5%	$0.86	$2.53 8.6%	$2.33
(1) Adjusted FFO for the three and nine months ended September 30, 2012 excludes charges related to the redemption of the Series G and H Preferred Stock.

“This quarter our results were driven by strong rents, increased occupancy, and the late 2012 acquisitions of additional interests in International Plaza (Tampa, Fla.) and Waterside Shops (Naples, Fla.),” said Robert S. Taubman, chairman, president and chief executive officer of Taubman Centers. “We also received the final installment of the incentive fee for our very successful leasing of IFC Mall in Seoul, South Korea.”

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Rents, Occupancy, Leased Space, and NOI Up

Average rent per square foot for the third quarter of 2013 was $48.66, up 4.6 percent from $46.52 in the comparable period last year. Year-to-date, average rent per square foot is up 4.7 percent.

Ending occupancy in comparable centers was 91.3 percent on September 30, 2013, up 0.8 percent from 90.5 percent on September 30, 2012. Leased space in comparable centers was 93.1 percent on September 30, 2013, up 0.6 percent from 92.5 percent on September 30, 2012.

For the quarter, NOI excluding lease cancellation income was up 3.2 percent, bringing year-to-date growth to 4 percent.

Sales

Mall tenant sales per square foot at Taubman properties were up 0.4 percent from the third quarter of 2012. This brings the company’s 12-month trailing mall tenant sales per square foot to $699, an increase of 2.6 percent from the 12-months ended September 30, 2012. Year-to-date, sales are up 2 percent.

Taubman Prestige Outlets Chesterfield Opens

In August, Taubman Prestige Outlets Chesterfield opened on schedule in Chesterfield, Missouri. “We were very pleased with the strong attendance at our grand opening and we look forward to building upon that momentum,” said Mr. Taubman. “There’s clear synergy with existing retail on one of the most well-known retail interchanges in the St. Louis metropolitan area”. See Taubman Prestige Outlets Chesterfield Opened Today In St. Louis - August 2, 2013.

Revitalization of International Market Place Announced

In August, Taubman announced its plans to redevelop the International Market Place (Waikiki, Honolulu, Hawaii). This iconic project will include 360,000 square feet of retail, dining, and entertainment, and will feature luxury-focused merchandising with the only full-line Saks Fifth Avenue in Hawaii. Taubman will fund the total project cost, which is expected to be approximately $400 million, and will have a 93.5% ownership interest in the project. The center is scheduled to open in spring 2016. See Taubman Centers And Queen Emma Land Company Announce Plans To Move Forward With The Revitalization Of The International Market Place In Waikiki - August 9, 2013.

Share Repurchase Program Announced

In August, the company announced a $200 million share repurchase program. During the third quarter, the company repurchased 313,042 shares of its common stock at an average price of $67.68 per share. At September 30, the company had $179 million available under its share repurchase authorization. See Taubman Centers Announces $200 Million Share Repurchase Program - August 26, 2013.

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2013 Guidance

“We are in-line with our expectations and continue to expect NOI growth of about three percent for the year. As a result, our 2013 FFO guidance range remains at $3.57 to $3.67 per diluted share,” said Mr. Taubman. 2013 EPS is expected to be in the range of $1.64 to $1.76.

Supplemental Investor Information Available

The company provides supplemental investor information along with its earnings announcements, available online at www.taubman.com under “Investing.” This includes the following:

•	Income Statements

•	Earnings Reconciliations

•	Changes in Funds from Operations and Earnings Per Share

•	Components of Other Income, Other Operating Expense, and Nonoperating Income (Expense)

•	Recoveries Ratio Analysis

•	Balance Sheets

•	Debt Summary

•	Other Debt, Equity and Certain Balance Sheet Information

•	Construction

•	Acquisitions

•	Capital Spending

•	Operational Statistics

•	Owned Centers

•	Major Tenants in Owned Portfolio

•	Anchors in Owned Portfolio

•	Operating Statistics Glossary

Investor Conference Call

The company will host a conference call at 10:00 AM Eastern Daylight Time on Friday, October 25 to discuss these results, business conditions and the company’s outlook for the remainder of 2013. The conference call will be simulcast at www.taubman.com under “Investing” as well as www.earnings.com and www.streetevents.com. An online replay will follow shortly after the call and continue for approximately 90 days.

Taubman Centers is an S&P MidCap 400 Real Estate Investment Trust engaged in the ownership, management and/or leasing of 28 regional, super-regional and outlet shopping centers in the U.S. and Asia. Taubman’s U.S.-owned properties are the most productive in the publicly held U.S. regional mall industry. Taubman is currently developing The Mall at University Town Center in Sarasota, Fla.; The Mall of San Juan in San Juan, Puerto Rico; International Market Place in Waikiki, Honolulu, Hawaii and shopping malls in Xi’an and Zhengzhou, China and Hanam, South Korea. Taubman Centers is headquartered in Bloomfield Hills, Mich. and Taubman Asia, the platform for Taubman Centers’ expansion into China and South Korea, is headquartered in Hong Kong. Founded in 1950, Taubman has more than 60 years of experience in the shopping center industry. For more information about Taubman, visit www.taubman.com.
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Taubman Centers/4

For ease of use, references in this press release to “Taubman Centers,” “company,” “Taubman” or an operating platform mean Taubman Centers, Inc. and/or one or more of a number of separate, affiliated entities. Business is actually conducted by an affiliated entity rather than Taubman Centers, Inc. itself or the named operating platform.

This press release may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements reflect management's current views with respect to future events and financial performance. The forward-looking statements included in this release are made as of the date hereof. Except as required by law, we assume no obligation to update these forward-looking statements, even if new information becomes available in the future. Actual results may differ materially from those expected because of various risks and uncertainties.  You should review the company's filings with the Securities and Exchange Commission, including “Risk Factors” in its most recent Annual Report on Form 10-K and subsequent quarterly reports, for a discussion of such risks and uncertainties.

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Taubman Centers/5

TAUBMAN CENTERS, INC.
Table 1 - Summary of Results
For the Periods Ended September 30, 2013 and 2012
(in thousands of dollars, except as indicated)

	Three Months Ended		Year to Date
	2013	2012	2013	2012

Net income	43,243	45,061	123,202	108,686
Noncontrolling share of income of consolidated joint ventures	(2,198)	(2,079)	(6,752)	(6,788)
Noncontrolling share of income of TRG	(10,338)	(10,216)	(29,915)	(27,105)
Preferred stock dividends (1)	(5,784)	(10,663)	(15,148)	(17,980)
Distributions to participating securities of TRG	(435)	(403)	(1,313)	(1,209)
Net income attributable to Taubman Centers, Inc. common shareowners	24,488	21,700	70,074	55,604
Net income per common share - basic	0.38	0.36	1.10	0.94
Net income per common share - diluted	0.38	0.35	1.09	0.92
Beneficial interest in EBITDA - Combined (2)	128,320	121,969	371,430	342,106
Funds from Operations (2)	80,500	70,477	230,222	199,149
Funds from Operations attributable to TCO (2)	57,737	49,071	164,692	137,676
Funds from Operations per common share - basic (2)	0.91	0.81	2.59	2.33
Funds from Operations per common share - diluted (2)	0.89	0.79	2.53	2.26
Adjusted Funds from Operations (3)	80,500	76,889	230,222	205,561
Adjusted Funds from Operations attributable to TCO (3)	57,737	53,535	164,692	142,108
Adjusted Funds from Operations per common share- basic (3)	0.91	0.88	2.59	2.40
Adjusted Funds from Operations per common share- diluted (3)	0.89	0.86	2.53	2.33
Weighted average number of common shares outstanding - basic	63,753,748	60,571,612	63,653,155	59,207,828
Weighted average number of common shares outstanding - diluted	64,690,909	62,025,322	64,702,648	60,716,518
Common shares outstanding at end of period	63,524,788	61,698,618
Weighted average units - Operating Partnership - basic	88,933,226	86,994,524	88,903,234	85,655,085
Weighted average units - Operating Partnership - diluted	90,741,649	89,319,495	90,823,989	88,035,037
Units outstanding at end of period - Operating Partnership	88,702,310	88,120,226
Ownership percentage of the Operating Partnership at end of period	71.6%	70.0%
Number of owned shopping centers at end of period	25	24	25	24

Operating Statistics:
Net Operating Income excluding lease cancellation income - growth % (4)	3.2%		4.0%
Mall tenant sales - all centers (5)	1,405,246	1,378,384	4,266,230	4,128,924
Mall tenant sales - comparable (4)(5)	1,356,765	1,352,763	4,149,366	4,067,048
Ending occupancy - all centers	90.9%	90.4%	90.9%	90.4%
Ending occupancy - comparable (4)	91.3%	90.5%	91.3%	90.5%
Average occupancy - all centers	90.8%	90.1%	90.7%	89.9%
Average occupancy - comparable (4)	91.1%	90.3%	90.7%	90.1%
Leased space - all centers	92.6%	92.6%	92.6%	92.6%
Leased space - comparable (4)	93.1%	92.5%	93.1%	92.5%
All centers:
Mall tenant occupancy costs as a percentage of tenant sales - Consolidated Businesses (5)	14.2%	14.0%	13.9%	13.4%
Mall tenant occupancy costs as a percentage of tenant sales - Unconsolidated Joint Ventures (5)	14.1%	13.5%	13.2%	12.8%
Mall tenant occupancy costs as a percentage of tenant sales - Combined (5)	14.2%	13.9%	13.7%	13.2%
Comparable centers:
Mall tenant occupancy costs as a percentage of tenant sales - Consolidated Businesses (4)(5)	14.4%	13.9%	13.9%	13.4%
Mall tenant occupancy costs as a percentage of tenant sales - Unconsolidated Joint Ventures (5)	14.1%	13.5%	13.2%	12.8%
Mall tenant occupancy costs as a percentage of tenant sales - Combined (4)(5)	14.3%	13.8%	13.7%	13.2%
Average rent per square foot - Consolidated Businesses (4)	48.58	46.91	48.50	46.71
Average rent per square foot - Unconsolidated Joint Ventures	48.85	45.61	48.30	45.27
Average rent per square foot - Combined (4)	48.66	46.52	48.44	46.27

Taubman Centers/6

(1)
Preferred dividends for the three and nine months ended September 30, 2012 include charges of $3.3 million and $3.1 million incurred in connection with the $100 million redemption of the Series G Preferred Stock and the $87 million redemption of the Series H Preferred Stock, respectively.

(2)
Beneficial Interest in EBITDA represents the Operating Partnership’s share of the earnings before interest, income taxes, and depreciation and amortization of its consolidated and unconsolidated businesses. The Company believes Beneficial Interest in EBITDA provides a useful indicator of operating performance, as it is customary in the real estate and shopping center business to evaluate the performance of properties on a basis unaffected by capital structure.

The Company uses Net Operating Income (NOI) as an alternative measure to evaluate the operating performance of centers, both on individual and stabilized portfolio bases. The Company defines NOI as property-level operating revenues (includes rental income excluding straight-line adjustments of minimum rent) less maintenance, taxes, utilities, promotion, ground rent (including straight-line adjustments), and other property operating expenses. Since NOI excludes general and administrative expenses, pre-development charges, interest income and expense, depreciation and amortization, impairment charges, restructuring charges, and gains from peripheral land and property dispositions, it provides a performance measure that, when compared period over period, reflects the revenues and expenses most directly associated with owning and operating rental properties, as well as the impact on their operations from trends in tenant sales, occupancy and rental rates, and operating costs. The Company also uses NOI excluding lease cancellation income as an alternative measure because this income may vary significantly from period to period, which can affect comparability and trend analysis. The Company generally provides separate projections for expected comparable center NOI growth and lease cancellation income. Comparable centers are generally defined as centers that were owned and open for the entire current and preceding period presented.

The National Association of Real Estate Investment Trusts (NAREIT) defines Funds from Operations (FFO) as net income (computed in accordance with Generally Accepted Accounting Principles (GAAP)), excluding gains (or losses) from extraordinary items and sales of properties and impairment write-downs of depreciable real estate, plus real estate related depreciation and after adjustments for unconsolidated partnerships and joint ventures. The Company believes that FFO is a useful supplemental measure of operating performance for REITs. Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time. Since real estate values instead have historically risen or fallen with market conditions, the Company and most industry investors and analysts have considered presentations of operating results that exclude historical cost depreciation to be useful in evaluating the operating performance of REITs. The Company primarily uses FFO in measuring performance and in formulating corporate goals and compensation.

The Company may also present adjusted versions of NOI, Beneficial Interest in EBITDA, and FFO when used by management to evaluate operating performance when certain significant items have impacted results that affect comparability with prior or future periods due to the nature or amounts of these items. The Company believes the disclosure of the adjusted items is similarly useful to investors and others to understand management's view on comparability of such measures between periods.

These non-GAAP measures as presented by the Company are not necessarily comparable to similarly titled measures used by other REITs due to the fact that not all REITs use the same definitions. These measures should not be considered alternatives to net income or as an indicator of the Company's operating performance. Additionally, these measures do not represent cash flows from operating, investing or financing activities as defined by GAAP.

(3)	FFO for the three and nine months ended September 30, 2012 includes, and Adjusted FFO excludes, charges related to the redemption of Series G and H Preferred Stock.
(4)	Statistics exclude non-comparable centers. The 2012 statistics, other than sales per square foot growth, have been restated to include comparable centers to 2013.
(5)	Based on reports of sales furnished by mall tenants.

Taubman Centers/7

TAUBMAN CENTERS, INC.
Table 2 - Income Statement
For the Three Months Ended September 30, 2013 and 2012
(in thousands of dollars)
	2013		2012
	CONSOLIDATED BUSINESSES	UNCONSOLIDATED JOINT VENTURES (1)	CONSOLIDATED BUSINESSES	UNCONSOLIDATED JOINT VENTURES (1)
REVENUES:
Minimum rents	103,501	42,532	99,564	40,016
Percentage rents	7,021	2,137	6,315	2,366
Expense recoveries	67,943	25,738	66,633	26,224
Management, leasing, and development services	8,753		10,234
Other	6,720	1,452	6,793	1,829
Total revenues	193,938	71,859	189,539	70,435

EXPENSES:
Maintenance, taxes, utilities, and promotion	55,375	18,807	53,253	18,588
Other operating	19,295	3,372	16,128	3,581
Management, leasing, and development services	1,027		6,165
General and administrative	11,812		9,571
Interest expense	32,515	17,048	34,943	16,617
Depreciation and amortization	40,982	10,068	36,414	9,095
Total expenses	161,006	49,295	156,474	47,881

Nonoperating income (expense)	(456)	(1)	56	18
	32,476	22,563	33,121	22,572
Income tax expense	(1,453)		(732)
Equity in income of Unconsolidated Joint Ventures	12,220		12,672

Net income	43,243		45,061
Net income attributable to noncontrolling interests:
Noncontrolling share of income of consolidated joint ventures	(2,198)		(2,079)
Noncontrolling share of income of TRG	(10,338)		(10,216)
Distributions to participating securities of TRG	(435)		(403)
Preferred stock dividends (2)	(5,784)		(10,663)
Net income attributable to Taubman Centers, Inc. common shareowners	24,488		21,700

SUPPLEMENTAL INFORMATION:
EBITDA - 100%	105,973	49,679	104,478	48,284
EBITDA - outside partners' share	(5,653)	(21,679)	(9,257)	(21,536)
Beneficial interest in EBITDA	100,320	28,000	95,221	26,748
Beneficial interest expense	(30,352)	(9,415)	(30,718)	(8,765)
Beneficial income tax expense - TRG and TCO	(1,453)		(667)
Beneficial income tax benefit - TCO	(29)
Non-real estate depreciation	(787)		(679)
Preferred dividends and distributions	(5,784)		(10,663)
Funds from Operations contribution	61,915	18,585	52,494	17,983

STRAIGHTLINE AND PURCHASE ACCOUNTING ADJUSTMENTS:
Net straight-line adjustments to rental revenue, recoveries,
and ground rent expense at TRG %	1,081	226	1,194	187
Green Hills purchase accounting adjustments - minimum rents increase	186		212
Green Hills, El Paseo Village, and Gardens on El Paseo purchase accounting
adjustments - interest expense reduction	858		858
Waterside Shops purchase accounting adjustments - interest expense reduction		263

(1)
With the exception of the Supplemental Information, amounts include 100% of the Unconsolidated Joint Ventures. Amounts are net of intercompany transactions. The Unconsolidated Joint Ventures are presented at 100% in order to allow for measurement of their performance as a whole, without regard to the Company's ownership interest. In its consolidated financial statements, the Company accounts for its investments in the Unconsolidated Joint Ventures under the equity method.

(2)
Preferred dividends for the three months ended September 30, 2012 include charges of $3.3 million and $3.1 million incurred in connection with the $100 million redemption of the Series G Preferred Stock and the $87 million redemption of the Series H Preferred Stock, respectively.

Taubman Centers/8

TAUBMAN CENTERS, INC.
Table 3 - Income Statement
For the Nine Months Ended September 30, 2013 and 2012
(in thousands of dollars)
	2013		2012
	CONSOLIDATED BUSINESSES	UNCONSOLIDATED JOINT VENTURES (1)	CONSOLIDATED BUSINESSES	UNCONSOLIDATED JOINT VENTURES (1)
REVENUES:
Minimum rents	309,043	124,679	292,248	119,213
Percentage rents	13,732	5,763	12,767	5,797
Expense recoveries	197,549	73,922	185,325	72,561
Management, leasing, and development services	13,954		27,441
Other	21,104	4,820	20,487	4,945
Total revenues	555,382	209,184	538,268	202,516

EXPENSES:
Maintenance, taxes, utilities, and promotion	154,694	53,993	143,854	52,202
Other operating	53,950	11,643	52,360	11,461
Management, leasing, and development services	4,172		21,674
General and administrative	36,676		28,021
Interest expense	99,589	50,976	109,146	48,107
Depreciation and amortization	116,262	29,326	109,083	26,690
Total expenses	465,343	145,938	464,138	138,460

Nonoperating income (expense)	1,831	(1)	251	19
	91,870	63,245	74,381	64,075
Income tax expense	(2,715)		(1,438)
Equity in income of Unconsolidated Joint Ventures	34,047		35,743

Net income	123,202		108,686
Net income attributable to noncontrolling interests:
Noncontrolling share of income of consolidated joint ventures	(6,752)		(6,788)
Noncontrolling share of income of TRG	(29,915)		(27,105)
Distributions to participating securities of TRG	(1,313)		(1,209)
Preferred stock dividends (2)	(15,148)		(17,980)
Net income attributable to Taubman Centers, Inc. common shareowners	70,074		55,604

SUPPLEMENTAL INFORMATION:
EBITDA - 100%	307,721	143,547	292,610	138,872
EBITDA - outside partners' share	(17,068)	(62,770)	(27,117)	(62,259)
Beneficial interest in EBITDA	290,653	80,777	265,493	76,613
Beneficial interest expense	(93,049)	(28,192)	(96,512)	(25,084)
Beneficial income tax expense - TRG and TCO	(2,715)		(1,393)
Beneficial income tax expense - TCO	132
Non-real estate depreciation	(2,236)		(1,988)
Preferred dividends and distributions	(15,148)		(17,980)
Funds from Operations contribution	177,637	52,585	147,620	51,529

STRAIGHTLINE AND PURCHASE ACCOUNTING ADJUSTMENTS:
Net straight-line adjustments to rental revenue, recoveries,
and ground rent expense at TRG %	2,881	451	2,544	360
Green Hills purchase accounting adjustments - minimum rents increase	590		610
Green Hills, El Paseo Village, and Gardens on El Paseo purchase accounting
adjustments - interest expense reduction	2,573		2,573
Waterside Shops purchase accounting adjustments - interest expense reduction		788

(1)
With the exception of the Supplemental Information, amounts include 100% of the Unconsolidated Joint Ventures. Amounts are net of intercompany transactions. The Unconsolidated Joint Ventures are presented at 100% in order to allow for measurement of their performance as a whole, without regard to the Company's ownership interest. In its consolidated financial statements, the Company accounts for its investments in the Unconsolidated Joint Ventures under the equity method.

(2)
Preferred dividends for the nine months ended September 30, 2012 include charges of $3.3 million and $3.1 million incurred in connection with the $100 million redemption of the Series G Preferred Stock and the $87 million redemption of the Series H Preferred Stock, respectively.

Taubman Centers/9

TAUBMAN CENTERS, INC.
Table 4 - Reconciliation of Net Income Attributable to Taubman Centers, Inc. Common Shareowners to Funds from Operations and Adjusted Funds from Operations
For the Three Months Ended September 30, 2013 and 2012
(in thousands of dollars except as noted; may not add or recalculate due to rounding)

	2013			2012
		Shares	Per Share		Shares	Per Share
	Dollars	/Units	/Unit	Dollars	/Units	/Unit

Net income attributable to TCO common shareowners - Basic	24,488	63,753,748	0.38	21,700	60,571,612	0.36

Add impact of share-based compensation	107	937,161		168	1,453,710

Net income attributable to TCO common shareowners - Diluted	24,595	64,690,909	0.38	21,868	62,025,322	0.35

Add depreciation of TCO's additional basis	1,720		0.03	1,720		0.03
Less TCO's additional income tax benefit	(29)		(0.00)

Net income attributable to TCO common shareowners,
excluding step-up depreciation and additional income tax benefit	26,286	64,690,909	0.41	23,588	62,025,322	0.38

Add:
Noncontrolling share of income of TRG	10,338	25,179,478		10,216	26,422,911
Distributions to participating securities of TRG	435	871,262		403	871,262

Net income attributable to partnership unitholders
and participating securities	37,059	90,741,649	0.41	34,207	89,319,495	0.38

Add (less) depreciation and amortization:
Consolidated businesses at 100%	40,982		0.45	36,414		0.41
Depreciation of TCO's additional basis	(1,720)		(0.02)	(1,720)		(0.02)
Noncontrolling partners in consolidated joint ventures	(1,292)		(0.01)	(2,888)		(0.03)
Share of Unconsolidated Joint Ventures	6,365		0.07	5,311		0.06
Non-real estate depreciation	(787)		(0.01)	(679)		(0.01)

Less impact of share-based compensation	(107)		(0.00)	(168)		(0.00)

Funds from Operations	80,500	90,741,649	0.89	70,477	89,319,495	0.79

TCO's average ownership percentage of TRG	71.7%			69.6%

Funds from Operations attributable to TCO,
excluding additional income tax expense	57,708		0.89	49,071		0.79

Add TCO's additional income tax benefit	29		0.00

Funds from Operations attributable to TCO	57,737		0.89	49,071		0.79

Funds from Operations	80,500	90,741,649	0.89	70,477	89,319,495	0.79

Charge upon redemption of Series G and H Preferred Stock				6,412		0.07

Adjusted Funds from Operations	80,500	90,741,649	0.89	76,889	89,319,495	0.86

TCO's average ownership percentage of TRG	71.7%			69.6%

Adjusted Funds from Operations attributable to TCO,
excluding additional income tax expense	57,708		0.89	53,535		0.86

Add TCO's additional income tax benefit	29		0.00

Adjusted Funds from Operations attributable to TCO	57,737		0.89	53,535		0.86

Taubman Centers/10

TAUBMAN CENTERS, INC.
Table 5 - Reconciliation of Net Income Attributable to Taubman Centers, Inc. Common Shareowners to Funds from Operations and Adjusted Funds from Operations
For the Nine Months Ended September 30, 2013 and 2012
(in thousands of dollars except as noted; may not add or recalculate due to rounding)

	2013			2012
		Shares	Per Share		Shares	Per Share
	Dollars	/Units	/Unit	Dollars	/Units	/Unit

Net income attributable to TCO common shareowners - Basic	70,074	63,653,155	1.10	55,604	59,207,828	0.94

Add impact of share-based compensation	352	1,049,493		470	1,508,690

Net income attributable to TCO common shareowners - Diluted	70,426	64,702,648	1.09	56,074	60,716,518	0.92

Add depreciation of TCO's additional basis	5,160		0.08	5,159		0.08
Add TCO's additional income tax expense	132		0.00

Net income attributable to TCO common shareowners,
excluding step-up depreciation and additional income tax expense	75,718	64,702,648	1.17	61,233	60,716,518	1.01

Add:
Noncontrolling share of income of TRG	29,915	25,250,079		27,105	26,447,257
Distributions to participating securities of TRG	1,313	871,262		1,209	871,262

Net income attributable to partnership unitholders
and participating securities	106,946	90,823,989	1.18	89,547	88,035,037	1.02

Add (less) depreciation and amortization:
Consolidated businesses at 100%	116,262		1.28	109,083		1.24
Depreciation of TCO's additional basis	(5,160)		(0.06)	(5,159)		(0.06)
Noncontrolling partners in consolidated joint ventures	(3,776)		(0.04)	(7,650)		(0.09)
Share of Unconsolidated Joint Ventures	18,538		0.20	15,786		0.18
Non-real estate depreciation	(2,236)		(0.02)	(1,988)		(0.02)

Less impact of share-based compensation	(352)		(0.00)	(470)		(0.01)

Funds from Operations	230,222	90,823,989	2.53	199,149	88,035,037	2.26

TCO's average ownership percentage of TRG	71.6%			69.1%

Funds from Operations attributable to TCO,
excluding additional income tax expense	164,824		2.53	137,676		2.26

Less TCO's additional income tax expense	(132)		(0.00)

Funds from Operations attributable to TCO	164,692		2.53	137,676		2.26

Funds from Operations	230,222	90,823,989	2.53	199,149	88,035,037	2.26

Charge upon redemption of Series G and H Preferred Stock				6,412		0.07

Adjusted Funds from Operations	230,222	90,823,989	2.53	205,561	88,035,037	2.33

TCO's average ownership percentage of TRG	71.6%			69.1%

Adjusted Funds from Operations attributable to TCO,
excluding additional income tax expense	164,824		2.53	142,108		2.33

Less TCO's additional income tax expense	(132)		(0.00)

Adjusted Funds from Operations attributable to TCO	164,692		2.53	142,108		2.33

Taubman Centers/11

TAUBMAN CENTERS, INC.
Table 6 - Reconciliation of Net Income to Beneficial Interest in EBITDA
For the Periods Ended September 30, 2013 and 2012
(in thousands of dollars; amounts attributable to TCO may not recalculate due to rounding)

	Three Months Ended		Year to Date
	2013	2012	2013	2012

Net income	43,243	45,061	123,202	108,686

Add (less) depreciation and amortization:
Consolidated businesses at 100%	40,982	36,414	116,262	109,083
Noncontrolling partners in consolidated joint ventures	(1,292)	(2,888)	(3,776)	(7,650)
Share of Unconsolidated Joint Ventures	6,365	5,311	18,538	15,786

Add (less) interest expense and income tax expense:
Interest expense:
Consolidated businesses at 100%	32,515	34,943	99,589	109,146
Noncontrolling partners in consolidated joint ventures	(2,163)	(4,225)	(6,540)	(12,634)
Share of Unconsolidated Joint Ventures	9,415	8,765	28,192	25,084
Share of income tax expense	1,453	667	2,715	1,393

Less noncontrolling share of income of consolidated joint ventures	(2,198)	(2,079)	(6,752)	(6,788)

Beneficial Interest in EBITDA	128,320	121,969	371,430	342,106

TCO's average ownership percentage of TRG	71.7%	69.6%	71.6%	69.1%

Beneficial Interest in EBITDA attributable to TCO	91,989	84,923	265,925	236,516

Taubman Centers/12

TAUBMAN CENTERS, INC.
Table 7 - Reconciliation of Net Income to Net Operating Income (NOI)
For the Periods Ended September 30, 2013 and 2012
(in thousands of dollars)
	Three Months Ended				Three Months Ended				Year to Date				Year to Date
	2013		2012		2012		2011		2013		2012		2012		2011

Net income	43,243		45,061		45,061		21,868		123,202		108,686		108,686		66,602

Add (less) depreciation and amortization:
Consolidated businesses at 100% - continuing operations	40,982		36,414		36,414		33,054		116,262		109,083		109,083		99,503
Consolidated businesses at 100% - discontinued operations							5,361								9,030
Noncontrolling partners in consolidated joint ventures	(1,292)		(2,888)		(2,888)		(2,404)		(3,776)		(7,650)		(7,650)		(8,111)
Share of Unconsolidated Joint Ventures	6,365		5,311		5,311		5,486		18,538		15,786		15,786		16,350

Add (less) interest expense and income tax expense:
Interest expense:
Consolidated businesses at 100% - continuing operations	32,515		34,943		34,943		30,064		99,589		109,146		109,146		89,529
Consolidated businesses at 100% - discontinued operations							6,354								17,374
Noncontrolling partners in consolidated joint ventures	(2,163)		(4,225)		(4,225)		(2,767)		(6,540)		(12,634)		(12,634)		(8,409)
Share of Unconsolidated Joint Ventures	9,415		8,765		8,765		8,082		28,192		25,084		25,084		23,406
Share of income tax expense	1,453		667		667		208		2,715		1,393		1,393		413

Less noncontrolling share of income of consolidated joint ventures	(2,198)		(2,079)		(2,079)		(4,327)		(6,752)		(6,788)		(6,788)		(10,497)

Add EBITDA attributable to outside partners:
EBITDA attributable to noncontrolling partners in consolidated joint ventures	5,653		9,257		9,257		9,498		17,068		27,117		27,117		27,017
EBITDA attributable to outside partners in Unconsolidated Joint Ventures	21,679		21,536		21,536		20,326		62,770		62,259		62,259		59,524

EBITDA at 100%	155,652		152,762		152,762		130,803		451,268		431,482		431,482		381,731

Add (less) items excluded from shopping center NOI:
General and administrative expenses	11,812		9,571		9,571		7,709		36,676		28,021		28,021		22,998
Management, leasing, and development services, net	(7,726)		(4,069)		(4,069)		(2,194)		(9,782)		(5,767)		(5,767)		(7,931)
Gains on sales of peripheral land									(863)						(519)
Interest income	(43)		(74)		(74)		(225)		(144)		(270)		(270)		(528)
Nonoperating expense	500								500
Gain on sale of marketable securities									(1,323)
Straight-line of rents	(1,706)		(2,055)		(2,055)		(836)		(4,320)		(4,535)		(4,535)		(1,379)
Acquisition costs							1,681								1,681
Non-center specific operating expenses and other	7,995		6,357		6,357		7,244		18,781		21,773		21,773		22,057

NOI - all centers at 100%	166,484		162,492		162,492		144,182		490,793		470,704		470,704		418,110

Less - NOI of non-comparable centers	(1,781)	(1)	(2,487)	(1)	(7,459)	(2)	(33)	(3)	(7,306)	(1)	(5,842)	(1)	(20,230)	(2)	(1,909)	(3)

NOI at 100% - comparable centers	164,703		160,005		155,033		144,149		483,487		464,862		450,474		416,201

NOI - growth %	2.9%				7.6%				4.0%				8.2%

NOI at 100% - comparable centers	164,703		160,005		155,033		144,149		483,487		464,862		450,474		416,201

Lease cancellation income	(741)		(1,076)		(1,076)		(787)		(3,007)		(3,015)		(3,015)		(2,987)

NOI at 100% - comparable centers excluding lease cancellation income	163,962		158,929		153,957		143,362		480,480		461,847		447,459		413,214

NOI excluding lease cancellation income - growth %	3.2%				7.4%				4.0%				8.3%

(1)	Includes City Creek Center and Taubman Prestige Outlets Chesterfield.
(2)	Includes City Creek Center, The Mall at Green Hills, The Gardens on El Paseo and El Paseo Village.
(3)	Includes The Pier Shops and Regency Square.

Taubman Centers/13

TAUBMAN CENTERS, INC.
Table 8 - Balance Sheets
As of September 30, 2013 and December 31, 2012
(in thousands of dollars)
	As of
	September 30, 2013	December 31, 2012
Consolidated Balance Sheet of Taubman Centers, Inc. :

Assets:
Properties	4,397,434	4,246,000
Accumulated depreciation and amortization	(1,484,052)	(1,395,876)
	2,913,382	2,850,124
Investment in Unconsolidated Joint Ventures	335,393	214,152
Cash and cash equivalents	32,377	32,057
Restricted cash	7,164	6,138
Accounts and notes receivable, net	61,103	69,033
Accounts receivable from related parties	1,900	2,009
Deferred charges and other assets	87,520	94,982
	3,438,839	3,268,495

Liabilities:
Notes payable	2,985,952	2,952,030
Accounts payable and accrued liabilities	285,763	278,098
Distributions in excess of investments in and net income of
Unconsolidated Joint Ventures	378,650	383,293
	3,650,365	3,613,421

Equity:
Taubman Centers, Inc. Shareowners' Equity:
Series B Non-Participating Convertible Preferred Stock	25	25
Series J Cumulative Redeemable Preferred Stock
Series K Cumulative Redeemable Preferred Stock
Common stock	635	633
Additional paid-in capital	813,139	657,071
Accumulated other comprehensive income (loss)	(14,274)	(22,064)
Dividends in excess of net income	(916,977)	(891,283)
	(117,452)	(255,618)
Noncontrolling interests:
Noncontrolling interests in consolidated joint ventures	(38,757)	(45,066)
Noncontrolling interests in partnership equity of TRG	(55,317)	(44,242)
	(94,074)	(89,308)
	(211,526)	(344,926)
	3,438,839	3,268,495

Combined Balance Sheet of Unconsolidated Joint Ventures (1) :

Assets:
Properties	1,142,770	1,129,647
Accumulated depreciation and amortization	(489,626)	(473,101)
	653,144	656,546
Cash and cash equivalents	22,954	30,070
Accounts and notes receivable, net	24,067	26,032
Deferred charges and other assets	26,039	31,282
	726,204	743,930

Liabilities:
Mortgage notes payable	1,482,584	1,490,857
Accounts payable and other liabilities	53,629	68,282
	1,536,213	1,559,139

Accumulated Deficiency in Assets:
Accumulated deficiency in assets - TRG	(459,409)	(459,390)
Accumulated deficiency in assets - Joint Venture Partners	(336,636)	(333,752)
Accumulated other comprehensive income (loss) - TRG	(6,982)	(11,021)
Accumulated other comprehensive income (loss) - Joint Venture Partners	(6,982)	(11,046)
	(810,009)	(815,209)
	726,204	743,930

(1)	Unconsolidated Joint Venture amounts exclude the balances of entities that own interests in projects that are currently under development.

Taubman Centers/14

TAUBMAN CENTERS, INC.
Table 9 - Annual Guidance
(all dollar amounts per common share on a diluted basis; amounts may not add due to rounding)

	Range for Year Ended
	December 31, 2013

Funds from Operations per common share	3.57	3.67

Real estate depreciation - TRG	(1.81)	(1.79)

Distributions on participating securities of TRG	(0.02)	(0.02)

Depreciation of TCO's additional basis in TRG	(0.11)	(0.11)

Net income attributable to common shareowners, per common share (EPS)	1.64	1.76